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                                                                   EXHIBIT 21

Subsidiaries of Omnicare, Inc.

The following is a list of subsidiaries included in the consolidated financial statements of the Company as of December 31, 2003. Other subsidiaries which have been omitted from the list would not, when considered in the aggregate, constitute a significant subsidiary. Each of the companies is incorporated under the laws of the state following its name.

                                                                                             State of
                                                      Doing Business As Name              Incorporation/
Legal Name                                          (if other than legal name)             Organization    % Owned
-------------------------------------------------------------------------------------------------------------------
AAHS Acquisition Corp.                           A-Avenue Health Services                     Delaware       100%
Accu-Med Services of Washington LLC                                                           Delaware       100%
Accu-Med Services, LLC                                                                        Delaware       100%
ACP Acquisition Corp.                            Add-On Health Systems                        Delaware       100%
AMC - New York, Inc.                             Royal Care Holdings, Inc.                    Delaware       100%
AMC - Tennessee, Inc.                            The Pharmacy, Stephens Drugs                 Delaware       100%
Anderson Medical Services, Inc.                                                               Delaware       100%
APS Acquisition LLC                                                                           Delaware       100%
Arlington Acquisition I, Inc.                                                                 Delaware       100%
Bach's Pharmacy (East), Inc.                     fka Pompton Nursing Home Suppliers           Delaware       100%
Bach's Pharmacy Services, LLC                                                                 Delaware       100%
Badger Acquisition LLC                                                                        Delaware       100%
Badger Acquisition of Brooksville LLC                                                         Delaware       100%
Badger Acquisition of Kentucky LLC                                                            Delaware       100%
Badger Acquisition of Minnesota LLC                                                           Delaware       100%
Badger Acquisition of Ohio LLC                   Omnicare Health Network                      Delaware       100%
Badger Acquisition of Orlando LLC                Home Care Pharmacy of Florida                Delaware       100%
Badger Acquisition of Tampa LLC                  Bay Pharmacy                                 Delaware       100%
Badger Acquisition of Texas LLC                                                               Delaware       100%
Bio-Pharm International, Inc.                                                                 Delaware       100%
BPNY Acquisition Corp.                           Brookside Park Pharmacy                      Delaware       100%
BPTX Acquisition Corp.                           Brookside Park Pharmacy of Texas             Delaware       100%
Campo's Medical Pharmacy, Inc.                                                               Louisiana       100%
Care Pharmaceutical Services, LP                                                              Delaware       100%
CHP Acquisition Corp.                            Cherry Hill Pharmacy                         Delaware       100%
CIP Acquisition Corp.                            Carter's Institutional Pharmacy              Delaware       100%
CompScript - Boca, LLC                                                                         Florida       100%
Compscript - Mobile, Inc.                                                                     Delaware       100%
CompScript, Inc.                                                                               Florida       100%
CP Acquisition Corp.                             Central Pharmacy                             Oklahoma       100%
Creekside Managed Care Pharmacy, Inc.                                                         Delaware       100%
CTLP Acquisition LLC                             Care Tech                                    Delaware       100%
D & R Pharmaceutical Services, Inc.                                                           Kentucky       100%
Dixon Pharmacy LLC                                                                            Illinois       100%




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
                                                                                              State of
                                                      Doing Business As Name              Incorporation/
Legal Name                                          (if other than legal name)             Organization    % Owned
------------------------------------------------------------------------------------------------------------------
Enloe Drugs LLC                                                                               Delaware       100%
Euro Bio-Pharm Clinical Services, Inc.                                                        Delaware       100%
Evergreen Pharmaceutical of California, Inc.     fka PIP Acquisition, West Val Premiere      California      100%
Evergreen Pharmaceutical, Inc.                                                               Washington      100%
Hardardt Group, Inc., The                                                                     Delaware       100%
Heartland Repack Services LLC                                                                 Delaware       100%
Highland Wholesale, LLC                                                                         Ohio         100%
HMIS, Inc.                                                                                    Delaware       100%
Home Care Pharmacy, Inc.                                                                      Delaware       100%
Home Pharmacy Services, LLC                                                                   Missouri       100%
Hytree Pharmacy, Inc.                                                                           Ohio         100%
Interlock Pharmacy Systems, Inc.                                                              Missouri       100%
JHC Acquisition LLC                              Jacobs Health Care Systems                   Delaware       100%
Konsult, Inc.                                                                                 Delaware       100%
Langsam Health Services, Inc.                    Sequoia Health Services, Inc.                Delaware       100%
LCPS Acquisition, LLC                            Medilife Pharmacy                            Delaware       100%
Lobos Acquisition LLC                                                                         Delaware       100%
Lobos Acquisition of Arizona, Inc.                                                            Delaware       100%
Lobos Acquisition of Pennsylvania, Inc.                                                       Delaware       100%
Lo-Med Prescription Services, Inc.                                                              Ohio         100%
LPA Acquisition Company, LLC                                                                  Delaware       100%
LPI Acquisition Corp.                            Lipira Pharmacy                              Delaware       100%
Managed Healthcare, Inc.                                                                      Delaware       100%
Management & Network Services, Inc.                                                             Ohio         100%
Med World Acquisition Corp.                                                                   Delaware       100%
Medical Arts Health Care, Inc.                                                                 Georgia       100%
Medical Services Consortium, Inc.                Compscript - Miami                            Florida       100%
MOSI Acquisition Corp.                           Medical Outpatient Services                  Delaware       100%
National Care For Seniors LLC                                                                   Ohio         100%
NCS Healthcare, Inc.                                                                          Delaware       100%
NCS Healthcare of Arizona, Inc.                                                                 Ohio         100%
NCS Healthcare of Arkansas, Inc.                                                                Ohio         100%
NCS Healthcare of Beachwood, Inc.                                                               Ohio         100%
NCS Healthcare of California, Inc.                                                              Ohio         100%
NCS Healthcare of Connecticut, Inc.                                                          Connecticut     100%
NCS Healthcare of Florida, Inc.                                                                 Ohio         100%
NCS Healthcare of Illinois, Inc.                                                              Illinois       100%
NCS Healthcare of Indiana, Inc.                                                                Indiana       100%
NCS Healthcare of Indiana, LLC                                                                Delaware       100%




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
                                                                                             State of
                                                       Doing Business As Name             Incorporation/
Legal Name                                           (if other than legal name)            Organization    % Owned
------------------------------------------------------------------------------------------------------------------
NCS Healthcare of Iowa, Inc.                                                                   Ohio          100%
NCS Healthcare of Kansas, Inc.                                                                 Ohio          100%
NCS Healthcare of Kentucky, Inc.                                                               Ohio          100%
NCS Healthcare of Maryland, Inc.                                                               Ohio          100%
NCS Healthcare of Massachusetts, Inc.                                                          Ohio          100%
NCS Healthcare of Michigan, Inc.                                                               Ohio          100%
NCS Healthcare of Minnesota, Inc.                                                              Ohio          100%
NCS Healthcare of Missouri, Inc.                                                               Ohio          100%
NCS Healthcare of Montana, Inc.                                                                Ohio          100%
NCS Healthcare of New Hampshire, Inc.                                                      New Hampshire     100%
NCS Healthcare of New Jersey, Inc.                                                          New Jersey       100%
NCS Healthcare of New Mexico, Inc.                                                             Ohio          100%
NCS Healthcare of New York, Inc.                                                               Ohio          100%
NCS Healthcare of North Carolina, Inc.                                                    North Carolina     100%
NCS Healthcare of Ohio, Inc.                                                                   Ohio          100%
NCS Healthcare of Oklahoma, Inc.                                                             Oklahoma        100%
NCS Healthcare of Oregon, Inc.                                                                 Ohio          100%
NCS Healthcare of Pennsylvania, Inc.                                                       Pennsylvania      100%
NCS Healthcare of Rhode Island, Inc.                                                       Rhode Island      100%
NCS Healthcare of South Carolina, Inc.                                                         Ohio          100%
NCS Healthcare of Tennessee, Inc.                                                              Ohio          100%
NCS Healthcare of Texas, Inc.                                                                  Ohio          100%
NCS Healthcare of Vermont, Inc.                                                                Ohio          100%
NCS Healthcare of Washington, Inc.                                                             Ohio          100%
NCS Healthcare of Wisconsin, Inc.                                                              Ohio          100%
NCS of Illinois, Inc.                                                                          Ohio          100%
NCS Services, Inc.                                                                             Ohio          100%
NGC Acquisition Company LLC                                                                  Delaware        100%
Nihan & Martin LLC                                                                           Delaware        100%
NIV Acquisition LLC                              Denman Pharmacy Services                    Delaware        100%
North Shore Pharmacy Services, Inc.                                                          Delaware        100%
OCR Services Corporation                                                                     Delaware        100%
OCR-RA Acquisition Corp.                         Long Term Care Pharmacy                     Delaware        100%
OFL Corp.                                                                                    Delaware        100%
Omnibill Services LLC                                                                        Delaware        100%
Omnicare Air Transport Services, Inc.                                                        Delaware        100%
Omnicare Clinical Research, Inc.                 fka IBAH, Inc.                              Delaware        100%
Omnicare Clinical Research, LLC                  fka Coromed, Inc.                           Delaware        100%
Omnicare CR Inc.                                                                             Delaware        100%




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
                                                                                             State of
                                                       Doing Business As Name             Incorporation/
Legal Name                                           (if other than legal name)            Organization    % Owned
------------------------------------------------------------------------------------------------------------------
Omnicare Extended Pharma Services, LLC                                                       Delaware        100%
Omnicare Headquarters LLC                                                                    Delaware        100%
Omnicare Holding Company                                                                     Delaware        100%
Omnicare Management Company                                                                  Delaware        100%
Omnicare Pennsylvania Med Supply, LLC                                                        Delaware        100%
Omnicare Pharmacies of Maine Holding Company                                                 Delaware        100%
Omnicare Pharmacies of Pennsylvania East, LLC                                                Delaware        100%
Omnicare Pharmacies of Pennsylvania West, Inc.                                             Pennsylvania      100%
Omnicare Pharmacies of the Great Plains
   Holding Company                                                                           Delaware        100%
Omnicare Pharmacy and Supply Services, Inc.                                                South Dakota      100%
Omnicare Pharmacy of Colorado LLC                                                            Delaware        100%
Omnicare Pharmacy of Florida, LP                                                             Delaware        100%
Omnicare Pharmacy of Indiana, LLC                                                            Delaware        100%
Omnicare Pharmacy of Maine LLC                                                               Delaware        100%
Omnicare Pharmacy of Nebraska LLC                                                            Delaware        100%
Omnicare Pharmacy of North Carolina, LLC                                                     Delaware        100%
Omnicare Pharmacy of Pueblo, LLC                                                             Delaware        100%
Omnicare Pharmacy of South Dakota LLC                                                        Delaware        100%
Omnicare Pharmacy of Tennessee LLC                                                           Delaware        100%
Omnicare Pharmacy of Texas 1, LP                                                             Delaware        100%
Omnicare Pharmacy of Texas 2, LP                                                             Delaware        100%
Omnicare Pharmacy of the Midwest, Inc.           fka Freed's                                 Delaware        100%
Omnicare Purchasing Company General Partner,
   Inc.                                                                                      Delaware        100%
Omnicare Purchasing Company Limited Partner,
   Inc.                                                                                      Delaware        100%
Omnicare Respiratory Services, LLC                                                           Delaware        100%
Omnicare Senior Health Outcomes, LLC                                                         Delaware        100%
Omnicare.com, Inc.                                                                           Delaware        100%
PBM-Plus, Inc.                                                                              Wisconsin        100%
PCI Acquisition, LLC                                                                         Delaware        100%
Pharmacon Corp.                                                                              New York        100%
Pharmacy Consultants, Inc.                                                                South Carolina     100%
Pharmacy Holding  # 1, LLC                                                                   Delaware        100%
Pharmacy Holding  # 2, LLC                                                                   Delaware        100%
Pharmasource Healthcare, Inc.                                                                Georgia         100%
Pharm-Corp of Maine LLC                                                                      Delaware        100%
Pharmed Holdings, Inc.                                                                       Delaware        100%
PRN Pharmaceutical Services, LP                                                              Delaware        100%
Rescot Systems Group, Inc.                                                                 Pennsylvania      100%
Resource Biometrics, Inc.                                                                   California       100%
Roeschen's Healthcare Corp.                                                                  Wisconsin       100%




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
                                                                                             State of
                                                       Doing Business As Name             Incorporation/
Legal Name                                           (if other than legal name)            Organization    % Owned
------------------------------------------------------------------------------------------------------------------
Royal Care of Michigan LLC                                                                   Delaware        100%
SHC Acquisition Co, LLC                          Synergy                                     Delaware        100%
Shore Pharmaceutical Providers, Inc.                                                         Delaware        100%
Southside Apothecary, Inc.                                                                   New York        100%
Specialized Home Infusion of Michigan LLC                                                    Delaware        100%
Specialized Patient Care Services, Inc.                                                       Alabama        100%
Specialized Pharmacy Services, Inc.                                                          Michigan        100%
Specialized Services of Michigan, Inc.                                                       Delaware        100%
Sterling Healthcare Services, Inc.                                                           Delaware        100%
Superior Care Pharmacy, Inc.                                                                 Delaware        100%
Swish, Inc.                                                                                  Delaware        100%
TCPI Acquisition Corp.                           Total Care Pharmacy                         Delaware        100%
THG Acquisition Corp.                            Tandem Health Group                         Delaware        100%
Three Forks Apothecary, Inc.                                                                 Kentucky        100%
UC Acquisition Corp.                             UniCare, Inc.                               Delaware        100%
Uni-Care Health Services of Maine, Inc.                                                    New Hampshire     100%
Value Health Care Services, Inc.                                                             Delaware        100%
Value Pharmacy, Inc.                                                                       Massachusetts     100%
Vital Care Infusions Supply, Inc.                                                            New York        100%
Weber Medical Systems LLC                                                                    Delaware        100%
Westhaven Services Co.                                                                         Ohio          100%
Williamson Drug Company, Incorporated                                                        Virginia        100%
Winslow's Pharmacy                                                                          New Jersey       100%

Foreign Entities                                                                              Country
----------------                                                                          --------------
3103-3798 Quebec, Inc.                           Omnicare Clinical Research                   Canada         100%
De-Skor ZAO                                                                                   Russia          50%
Omnicare Clinical Research (Proprietary)
   Limited                                                                                 South Africa      100%
Omnicare Clinical Research A/S                                                                Denmark        100%
Omnicare Clinical Research A/B                                                                Sweden         100%
Omnicare Clinical Research AG                                                               Switzerland      100%
Omnicare Clinical Research Holdings B.V.                                                    Netherlands      100%
Omnicare Clinical Research International B.V.                                               Netherlands      100%
Omnicare Clinical Research GmbH                                                               Germany        100%
Omnicare Clinical Research GmbH & Co. KG         IFNS                                         Germany        100%
Omnicare Clinical Research Limited                                                              UK           100%
Omnicare Clinical Research LLC                                                                Russia         100%
Omnicare Clinical Research N.V.                                                               Belgium        100%
Omnicare Clinical Research OY                                                                 Finland        100%
Omnicare Clinical Research PTE. LTD.                                                         Singapore       100%
Omnicare Clinical Research PTY. LTD.                                                         Australia       100%
Omnicare Clinical Research S.A.                                                              Argentina       100%
Omnicare Clinical Research S.A.R.L.                                                           France         100%
Omnicare Clinical Research S.L.                                                                Spain         100%